THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

                      Individual Variable Annuity Contracts
                                 MultiFund(r) 5

                        Supplement dated October 27, 2003
                       to the Prospectus dated May 1, 2003


     This Supplement provides for the addition of the Guaranteed Income Benefit to i4LIFESM Advantage IRA Contracts.

     Effective November 15, 2003, the Guaranteed Income Benefit, currently available with the i4LIFESM Advantage nonqualified annuity contracts, will also be available for i4LIFEsm Advantage IRA Contracts. The terms of the Guaranteed Income Benefit (including the daily charge) set forth in the i4LIFESM Advantage (nonqualified annuity contracts) will apply to IRA contracts except for the following:

     1) The i4LIFESM Advantage EGMDB death benefit option is not available.

     2) i4LIFESM Advantage may not be available at all issue ages and certain Access Periods may not be available in order to comply with the Internal Revenue Code provisions for required minimum distributions. See Federal tax matters. In addition, i4LIFEsm Advantage with the Guaranteed Income Benefit is restricted to single life payout options at this time.

     3) We reserve the right to change or terminate the Access Period if necessary to keep the regular income payments in compliance with required minimum distribution provisions. A change to the Access Period by us will be effective immediately, but will not terminate or adjust the Guaranteed Income Benefit. (Note: A change to the Access Period by you will terminate the Guaranteed Income Benefit.)

     Before you make an additional withdrawal in a declining market (other than regular income payments), you may want to discuss the impact of this transaction on your i4LIFEsm Advantage features with your financial adviser. Additional withdrawals will impact the Account Value, death benefit and guaranteed amounts under the contract. In nonqualified contracts, additional withdrawals will be subject to income tax to the extent your contract value exceeds your purchase payments and the income may be subject to a 10% penalty tax if the contractowner is under age 59 1/2.

     You should also talk to your financial adviser about the differences in features between i4LIFESM Advantage and some of the other contract benefits, such as the Principal SecuritySM Benefit. i4LIFEsm Advantage provides the opportunity to receive retirement income benefits for the life of the annuitant. The Principal SecuritySM Benefit is appropriate during the accumulation phase of the contract and provides a minimum guaranteed amount that can be withdrawn in specific circumstances.

     Under proposed IRS regulations, the presence of enhanced living benefits in IRAs, such as the Principal SecuritySM Benefit or i4LIFESM Advantage with the Guaranteed Income Benefit may require you to take additional required minimum distributions. Please contact your tax adviser regarding any tax ramifications.

                Please keep this Supplement for future reference.